UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

REGENCY CENTERS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/6/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / 10K Wrap

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 4/16/08.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

REGENCY CENTERS CORPORATION

ONE INDEPENDENT

DRIVE SUITE 114

JACKSONVILLE, FL 32202

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40

2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40

3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40

4-TEST PRINT

5-51 MERCEDES WAY

6-EDGEWOOD,

7-NY

8-11717

1 OF 2

12

15

R1RGC

REGENCY CENTERS CORPORATION

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

BARCODE

P99999-010

12

15

# OF #

PAGE A (OF DUPLEX A/B)

NOTICE OF ANNUAL MEETING

Meeting Location

The Annual Meeting for holders as of 2/26/08 is to be held on 5/6/08 at 11:00 a.m. EDT at:

The River Room, Salon 1

The River Club

35th Floor of Independent Square

One Independent Drive

Jacksonville, FL 32202-5019

To obtain direction to attend the Annual Meeting and vote in person, please contact Diane Ortolano at 904-598-7727

THIS SPACE RESERVED FOR

MAP

R1RGC

THIS AREA RESERVED FOR LANGUAGE

PERTAINING TO HOUSEHOLDING

IF APPLICABLE.

P99999-010

12

15

# OF #

PAGE B (OF DUPLEX A/B)

Voting items

1. Election of directors nominated by the board of directors to serve until the 2009 annual meeting of shareholders and until their successors have been elected and qualified:

NOMINEES:

01) Martin E. Stein, Jr.

02) Raymond L. Bank

03) C. Ronald Blankenship

04) A. R. Carpenter

05) J. Dix Druce

06) Mary Lou Fiala

07) Bruce M. Johnson

08) Douglas S. Luke

09) John C. Schweitzer

10) Thomas G. Wattles

11) Terry N. Worrell

2. Reapproval of performance goals under the Company’s Long-Term Omnibus Plan.

3. Ratification of appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2008.

R1RGC

BAR CODE

CONTROL # 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40

FINANCIAL SOLUTIONS

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

Acct #XXXXXXXXXXXXX

SHARESXXXXXXXXXXX

Cusip

P99999-010

12

15

# OF #

02 0000000000 999999999999

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

R1RGC

Acct #XXXXXXXXXXXXX

SHARESXXXXXXXXXXX

Cusip

P99999-010

12

15

# OF #